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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2001

                              ROHN Industries, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009                 36-3060977
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:         (309) 697-4400


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The undersigned Registrant hereby amends its Current Report on Form 8-K furnished to the Securities and Exchange Commission on May 1, 2001 (the "Initial Form 8-K") by deleting Exhibit 99.3 attached to the Initial Form 8-K and restating it as set forth in the attached Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 Exhibit 99.2   Previously filed.

                 Exhibit 99.3 Prepared talking points to be covered by Registrant at a series of investment community presentations on the Registrant, held May 1, 2001 through May 4, 2001.

Item 9.  Regulation FD Disclosure.

         From May 1, 2001 through May 4, 2001, ROHN Industries, Inc. intends to deliver a series of presentations to the investment community. The slides for this presentation are attached to the Initial From 8-K as
         Exhibit 99.2 and the prepared talking points to be covered during the presentation are attached as Exhibit 99.3, each of which exhibits are incorporated by reference herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ROHN INDUSTRIES, INC.


Dated:  May 2, 2001              By:  /s/ James F. Hurley
                                      ---------------------------------
                                      James F. Hurley
                                      Chief Financial Officer